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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                                 PNC BANK CORP.
          ANNUAL REPORT ON FORM 10-K FOR YEAR ENDED DECEMBER 31, 1996

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., Melanie S. Cibik and Steven L. Kaplan, or any of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996.

And such persons hereby ratify and confirm all that said attorneys or attorney, or any substitute, shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this February 20, 1997.

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Name/Signature
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
/s/ THOMAS H. O'BRIEN                                    /s/ CRAIG MCCLELLAND
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Thomas H. O'Brien, Chairman, Chief                       W. Craig McClelland, Director
  Executive Officer and Director

/s/ PAUL W. CHELLGREN                                    /s/ DONALD I. MORITZ
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Paul W. Chellgren, Director                              Donald I. Moritz, Director


---------------------------------------                  ---------------------------------------
Robert N. Clay, Director                                 Jackson H. Randolph, Director

/s/ GEORGE A. DAVIDSON, JR.                              /s/ JAMES E. ROHR
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George A. Davidson, Jr., Director                        James E. Rohr, President and Director

/s/ DAVID F. GIRARD-DICARLO                              /s/ RODERIC H. ROSS
---------------------------------------                  ---------------------------------------
David F. Girard-diCarlo, Director                        Roderic H. Ross, Director

/s/ DIANNA L. GREEN
---------------------------------------                  ---------------------------------------
Dianna L. Green, Director                                Vincent A. Sarni, Director

/s/ C. G. GREFENSTETTE                                   /s/ GARRY J. SCHEURING
---------------------------------------                  ---------------------------------------
C. G. Grefenstette, Director                             Garry J. Scheuring, Director

/s/ ARTHUR J. KANIA                                      /s/ RICHARD P. SIMMONS
---------------------------------------                  ---------------------------------------
Arthur Kania, Director                                   Richard P. Simmons, Director

/s/ BRUCE LINDSAY                                        /s/ THOMAS J. USHER
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Bruce Lindsay, Director                                  Thomas J. Usher, Director

/s/ THOMAS MARSHALL                                      /s/ MILTON A. WASHINGTON
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Thomas Marshall, Director                                Milton A. Washington, Director

                                                         /s/ HELGE H. WEHMEIER
                                                         ---------------------------------------
                                                         Helge H. Wehmeier, Director
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